Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Scott Drake, certify that:
1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of ViewRay, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2023	/s/ Scott Drake
Scott Drake
	Title:	Chief Executive Officer and President (Principal Executive Officer)